DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Todd L. Boehly, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY OF NEW YORK (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Todd L. Boehly
Todd L. Boehly

Dated: August 1, 2014

 Executive VUL NY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Mark R. Walter, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY OF NEW YORK (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Mark R. Walter
Mark R. Walter

Dated: August 1, 2014

 Executive VUL NY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Dennis A. Cullen, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY OF NEW YORK (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Dennis A. Cullen
Dennis A. Cullen

Dated: August 1, 2014

 Executive VUL NY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, David E. Sams, Jr., hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY OF NEW YORK (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ David E. Sams, Jr.
David E. Sams, Jr.

Dated: August 1, 2014

 Executive VUL NY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY OF NEW YORK (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael K. Moran
Michael K. Moran

Dated: August 1, 2014

 Executive VUL NY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Donald C. Cacciapaglia, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY OF NEW YORK (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia

Dated: August 1, 2014

 Executive VUL NY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Richard E. Kipper, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY OF NEW YORK (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Richard E. Kipper
Richard E. Kipper

Dated: August 1, 2014

 Executive VUL NY

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Homer J. Holland, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of DELAWARE LIFE INSURANCE COMPANY OF NEW YORK (File No. 333-144627) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Homer J. Holland
Homer J. Holland

Dated: August 1, 2014

 Executive VUL NY